               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                  COMMON STOCK

                           ENTERPRISES SOLUTIONS, INC.


NUMBER                                         SHARES
       --------------------                           --------------------------

                                                      CUSIP 29381G 1 2

                                                       SEE REVERSE FOR
                                                     CERTAIN DEFINITIONS




--------------------------------------------------------------------------------
THIS CERTIFIES that




is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.001 PER SHARE, OF
THE COMMON STOCK OF

                           ENTERPRISES SOLUTIONS, INC.


                              CERTIFICATE OF STOCK


transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and the By-laws now or hereafter amended.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated


                                     [seal]

/s/                                                /s/
  -------------------                                 -----------------
  Secretary/Treasuer                                      President


COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                     (NEW YORK, N.Y.)      TRANSFER AGENT
BY                                         AND REGISTRAR



                                          AUTHORIZED SIGNATURE

                           ENTERPRISES SOLUTIONS, INC.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM         --   as tenants in common                     UNIF GIFT MIN ACT -- _______________ Custodian______________
TEN ENT         --   as tenants by the entireties                                      (Cust)                  (Minor)
JT TEN               as joint tenants with rights of
                     survivorship and not as tenants in                             under Uniform Gifts to Minors Act
                     common
                                                                                    _________________________________
                                                                                                  (State)


     Additional abbreviations may also be used though not in the above list.

         For Value received ______________________________________________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

|---------------------------------------|
|                                       |
|---------------------------------------|-------------------------------------------------------------------------------------------

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                    Please print or typewrite name, address and relationship of Assignee and number of shares


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---------------------------------------------------------------------------------------------------------------------------- shares represented by the within Certificate and, if said number of shares shall not be all the shares represented by the within
Certificate, that a new Common Stock Certificate for the shares not transferred be registered in the name of the undersigned, and


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is hereby irrevocably constituted and appointed as Attorney to transfer such shares as aforesaid on the books of the Corporation, with full power of substitution in the premises.


DATED
     -------------------------------------------------------------------------------------------------------------------------------


                                                                                          ------------------------------------------
                                                                                             NOTICE The signature to this assignment
                                                                                          must correspond with the name as written
                                                                                          upon the face of the Certificate, in every
                                                                                          particular, without alteration or
                                                                                          enlargement, or any change whatever.




Signature(s) Guaranteed:



--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad.15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.